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                     SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15 (d)of the Securities Exchange Act of 1934

Date of Report February 21, 1997                 Commission file number 0-10661




                                TRICO BANCSHARES
             (Exact name of registrant as specified in its charter)


            California                                               94-2792841
(State or other jurisdiction                                   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                 15 Independence Circle, Chico, California 95973
               (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code                 916/898-0300


(Former name, former address and former fiscal year, if changed since last report)


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Item 2.  Acquisition of Assets

On February 21, 1997 Tri Counties Bank, a wholly-owned subsidiary of TriCo Bancshares, Chico, California, purchased and assumed substantially all of the deposit liabilities of nine branches from Wells Fargo Bank, N.A, San Francisco. In connection with the acquisition of such deposit liabilities and related cash balances, Tri Counties Bank also acquired certain other assets of the branches, including real estate (four branches), furniture and fixtures and a relatively insignificant amount of loans which were secured by deposit accounts. All assets constituting plant and equipment or other physical property will continue to be used in the banking business. Wells Fargo Bank retained all other revenue producing assets which had originated from these branches.

A preliminary summary of the deposit liabilities and limited assets acquired by Tri Counties Bank is provided below:

Total deposits (liabilities) acquired                     $150,090,000

Less assets acquired
         Furniture and fixtures                                214,000
         Land and premises                                     585,000
         Loans                                                 720,000
                                                             ---------
                  Total assets acquired                      1,519,000

Less premium paid for deposits                               9,228,000

Net cash received by Tri Counties Bank
  for the deposits acquired                               $139,343,000

Interest bearing deposit accounts other than time certificates of deposits (CD's) were converted into Tri Counties Bank products on the acquisition date and will earn interest at the current rates in effect for Tri Counties Bank's deposit products. CD's and IRA's acquired will carry the rates of interest per those contracts until their maturity dates. A summary of the deposit products is shown below:

         Non-interest bearing demand                      $27,111,000
         Interest bearing transaction                      16,655,000
         Savings and money market investment               51,948,000
         CD and IRA (average rate of 5.19%)                54,376,000
                                                        -------------
                                                         $150,090,000

There is no relationship between Wells Fargo Bank, N.A. and registrant or registrant's insiders.



Item 7.  Financial Statements and Exhibits

Financial information has not been provided as we do not believe the Company has acquired a "business" within the meaning of Rule 3-05 and 11-01(d) of Regulation S-X because (a) 99% of the assets acquired by Tri Counties Bank was in the form of cash balances relating to the deposit liabilities assumed and (b) a relatively insignificant portion of the branches' revenue generating assets i.e. loans, were acquired.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                TRICO BANCSHARES

Date     March 4, 1997                      /s/       Robert M. Stanberry
    -----------------------                 -----------------------------
                                                   Vice President and CFO